UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price Capital Opportunity Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Capital Opportunity Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a year of fast-paced recovery, the U.S. stock markets took a breather in the first half of 2010. A swarm of worrisome developments weighed on investor confidence—particularly in the second quarter—generating losses across all sectors and styles. A correction following a period of strong returns is normal. Fears of a significant “double dip” recession, however, appear overblown to us. In this environment, our rigorous fundamental research should help us uncover solid investment opportunities.

PERFORMANCE COMPARISON

In a period of market retreat, your fund posted a disappointing -7.69% return and modestly lagged the results of its benchmark, the S&P 500 Index. (Returns for Advisor and R Class shares reflected their different fee structures.) Our objective is to outperform the S&P 500 by investing in our analysts’ highest-conviction stocks while maintaining a sector-neutral allocation. Our underperformance owed primarily to weak short-term stock selection results in key sectors, notably financials and utilities.

MARKET ENVIRONMENT

U.S. stocks declined in the first half of 2010 as gains through April were erased by a sharp correction—usually defined as a drop of at least 10%—in May and June. The remarkable rally that started in March 2009 finally saw disruption as risk came back into the equation. Investors had few places to hide. There were concerns on a number of fronts: European sovereign risk, tightening monetary and lending practices in China, health care and financial reform in the U.S., the Macondo oil spill disaster in the Gulf of Mexico, and a U.S. housing market that continues to struggle. U.S. employment remained sluggish in May and June, calling into question the strength of the U.S. recovery. Fortunately, at least one prior concern—inflation—appears to remain subdued for now, although there remains pockets of rising price concerns especially in health care costs.

The second-quarter correction was widespread, generating losses in every corner of the market. For the first half as a whole, however, mid- and small-cap shares significantly outperformed large-caps due to stronger gains early in the year. Growth stocks remained largely out of favor—a multiyear trend—as value stocks held up somewhat better across all market capitalizations. Despite dropping roughly 13% to 18% from late April through the end of June, most major indexes remain more than 50% above their March 2009 nadir as of June 30.

In the large-cap S&P 500 universe, all sectors declined. Materials and energy fared worst, as global macroeconomic uncertainty, lower commodity prices, and the Gulf oil spill dented investor sentiment toward natural resources stocks. Information technology also fell sharply as investors worried about decelerating growth, especially in Europe, as well as negative currency impacts from the weakening euro. The remaining sectors fell moderately, but industrials and consumer-oriented companies held up best.

PORTFOLIO REVIEW

The financials sector was the largest single detractor from relative returns, due primarily to stock selection. A key problem here was our smaller position in Citigroup compared with the benchmark. In the wake of the financial crisis of 2008, Citigroup has taken strong steps to restructure its operations and improve its balance sheet, finally translating into some rewarding moments for shareholders. Our overweight position in Morgan Stanley also generated disappointing results. The firm’s share price has been strongly pressured by potential changes in the financial reform package now awaiting final passage in Congress. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Our stock choices in the utilities sector also weighed on relative results. Broadly, we lacked exposure to more-defensive regulated utilities that held up relatively well in the market correction. Furthermore, an overweight in independent power producer and energy trader AES was a key detractor. Larger economic concerns and a stronger U.S. dollar weakened AES’s position during the period. However, we maintain our overweight given the company’s substantial global footprint. We also had a slight underweight in the utility sector as a whole, which cost us an incremental hit in performance.

Materials was a difficult sector in general for the period, and our holdings generally underperformed. The weakness was led by an underweight in Newmont Mining. Shares of the gold producer reached an all-time high as investors flocked to gold during the correction. Fortunately, some of that underperformance was recovered in another gold investment, Barrick Gold. An overweight in U.S. Steel was also unhelpful. Shares fell steadily during the period as China’s measures to cool down its property market weighed on the steel industry. We believe the slowdown in China is temporary and maintain our overweight given the company’s ownership of its raw materials, which helps it offset rising costs.

Not all news was bad news, however. The fund outperformed the benchmark in the energy sector, which was substantially battered during the correction. Underweights in Apache and Anadarko were beneficial, as both companies lost ground in the wake of the Gulf oil spill. Productive stock positioning in the telecommunication services sector also added value. We were correctly underweighted in Verizon, which continued to experience pressure in its wireline segment, while being overweighted in the better-positioned SprintNextel. Sprint continued to make progress on its turnaround efforts, its balance sheet significantly improved, and future catalysts such as the move to the wireless 4G standard look positive. We prefer AT&T to Verizon as well.

Results in other parts of the portfolio were more mixed. This was especially evident in the technology segment. The largest single absolute contributor to performance, for example, was Apple, which generated great excitement and sales for both its iPad and its 4G iPhone release. On the other hand, the single largest detractor was Microsoft, with Google not far behind. We remain positive on both holdings and feel Microsoft’s stock is particularly inexpensive relative to many other stocks within the S&P, both inside and outside technology.

OUTLOOK

While we don’t think the U.S. economy will see a double-dip recession, we do think it will take time for a full recovery. Job growth will likely be slow, which will lead to a weaker consumer. Despite weak returns during the second quarter, we believe that global equity markets present good opportunities to add value once the current volatility begins to abate. Equities are reasonably valued compared with historical levels and relative to many asset classes, although our view is tempered by the many challenges that the global economy still faces. Chief among these are the constraints on many countries in the developed world as they work through the excesses of the previous economic cycle and the resultant indebtedness of governments and consumers that could weigh on growth for some time.

We remain confident that our strategy will serve investors well over the long term. Your portfolio’s sector-neutral positioning means that we can outperform the S&P 500 Index even in challenging economic environments as long as we pick the best homes in each neighborhood (that is, the best stocks within financials, health care, and other sectors). Although we fell short in doing that during the first half of 2010, our track record over the long run has remained favorable.

We continue to emphasize rigorous research to discover shares of companies we believe have the potential for capital appreciation while maintaining sector weightings in line with the S&P 500. Our investment approach remains steady and tested, and we believe it should continue to perform well in a variety of market environments.

Thank you for your support.

Respectfully submitted,

Anna M. Dopkin
President of the fund and chairman of its Investment Advisory Committee

July 15, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Lipper indexes: Track the performance of the largest mutual funds in a particular category as determined by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price-to-earnings ratio (P/E) – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: Tracks the stocks of 500 mostly large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 12.88	$ 10.08	$ 16.18	$ 15.89	$ 13.85	$ 13.31
Investment activities						
Net investment income	0.07	0.16	0.18	0.16	0.16	0.10
Net realized and unrealized gain (loss)	(1.06)	2.79	(6.09)	0.73	2.03	0.51
Total from investment activities	(0.99)	2.95	(5.91)	0.89	2.19	0.61
Distributions						
Net investment income	–	(0.15)	(0.14)	(0.15)	(0.15)	(0.07)
Net realized gain	–	–	(0.05)	(0.45)	–	–
Total distributions	–	(0.15)	(0.19)	(0.60)	(0.15)	(0.07)
NET ASSET VALUE						
End of period	**$ 11.89**	**$ 12.88**	**$ 10.08**	**$ 16.18**	**$ 15.89**	**$ 13.85**

Ratios/Supplemental Data

Total return(1)	**(7.69)%**	**29.28%**	**(36.48)%**	**5.64%**	**15.81%**	**4.58%**
Ratio of total expenses to average net assets	0.75%(2)	0.79%	0.79%	0.74%	0.78%	1.02%
Ratio of net investment income to average net assets	1.06%(2)	1.42%	1.30%	0.97%	1.08%	0.76%
Portfolio turnover rate	18.4%	43.2%	64.1%	53.9%	52.5%	46.2%
Net assets, end of period (in thousands)	$ 212,997	$ 228,507	$ 169,418	$ 252,581	$ 227,286	$ 177,252

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 12.83	$ 10.05	$ 16.18	$ 15.92	$ 13.86	$ 13.31
Investment activities						
Net investment income	0.05	0.13(1)	0.14(1)	0.11(1)	0.11(1)	0.09
Net realized and unrealized gain (loss)	(1.05)	2.76	(6.08)	0.72	2.04	0.51
Total from investment activities	(1.00)	2.89	(5.94)	0.83	2.15	0.60
Distributions						
Net investment income	–	(0.11)	(0.14)	(0.12)	(0.09)	(0.05)
Net realized gain	–	–	(0.05)	(0.45)	–	–
Total distributions	–	(0.11)	(0.19)	(0.57)	(0.09)	(0.05)
NET ASSET VALUE						
End of period	**$ 11.83**	**$ 12.83**	**$ 10.05**	**$ 16.18**	**$ 15.92**	**$ 13.86**

Ratios/Supplemental Data

Total return(2)	**(7.79)%**	**28.76%(1)**	**(36.66)%(1)**	**5.25%(1)**	**15.51%(1)**	**4.50%**
Ratio of total expenses to average net assets	1.10%(3)	1.10%(1)	1.10%(1)	1.10%(1)	1.10%(1)	1.08%
Ratio of net investment income to average net assets	0.71%(3)	1.15%(1)	1.42%(1)	0.63%(1)	0.77%(1)	0.67%
Portfolio turnover rate	18.4%	43.2%	64.1%	53.9%	52.5%	46.2%
Net assets, end of period (in thousands)	$ 6,318	$ 6,470	$ 6,546	$ 549	$ 344	$ 261

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/12.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 12.88	$ 10.10	$ 16.17	$ 15.91	$ 13.86	$ 13.31
Investment activities						
Net investment income	0.03(1)	0.09(1)	0.10(1)	0.06(1)	0.07(1)	0.05
Net realized and unrealized gain (loss)	(1.05)	2.79	(6.06)	0.73	2.03	0.52
Total from investment activities	(1.02)	2.88	(5.96)	0.79	2.10	0.57
Distributions						
Net investment income	–	(0.10)	(0.06)	(0.08)	(0.05)	(0.02)
Net realized gain	–	–	(0.05)	(0.45)	–	–
Total distributions	–	(0.10)	(0.11)	(0.53)	(0.05)	(0.02)
NET ASSET VALUE						
End of period	**$ 11.86**	**$ 12.88**	**$ 10.10**	**$ 16.17**	**$ 15.91**	**$ 13.86**

Ratios/Supplemental Data

Total return(2)	**(7.92)%(1)**	**28.52%(1)**	**(36.83)%(1)**	**5.00%(1)**	**15.15%(1)**	**4.28%**
Ratio of total expenses to average net assets	1.35%(1)(3)	1.35%(1)	1.35%(1)	1.35%(1)	1.35%(1)	1.35%
Ratio of net investment income to average net assets	0.50%(1)(3)	0.81%(1)	0.72%(1)	0.38%(1)	0.51%(1)	0.40%
Portfolio turnover rate	18.4%	43.2%	64.1%	53.9%	52.5%	46.2%
Net assets, end of period (in thousands)	$ 902	$ 753	$ 282	$ 493	$ 300	$ 261

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/12.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 10.9%		
Auto Components 0.3%		
Goodyear Tire & Rubber (1)	8,600	85
Johnson Controls	20,100	540
		625
Automobiles 0.4%		
Ford Motor (1)	46,300	467
Harley-Davidson	13,400	298
		765
Distributors 0.0%		
Genuine Parts	2,400	95
		95
Diversified Consumer Services 0.3%		
Apollo Group, Class A (1)	6,600	280
H&R Block	17,400	273
		553
Hotels, Restaurants & Leisure 2.1%		
Carnival	13,200	399
International Game Technology	8,300	130
Marriott, Class A	17,075	511
McDonald's	27,400	1,805
MGM Resorts International (1)	45,786	441
Starbucks	32,500	790
Starwood Hotels & Resorts Worldwide	4,500	187
Wynn Resorts	1,900	145
Yum! Brands	5,100	199
		4,607
Household Durables 0.5%		
D. R. Horton	15,200	149
Fortune Brands	10,300	404

Specialty Retail 2.1%		
AutoZone (1)	3,100	599
Bed Bath & Beyond (1)	20,500	760
GAP	31,800	619
Home Depot	40,740	1,143
Lowe's	68,260	1,394
		4,515
Textiles, Apparel & Luxury Goods 0.6%		
Coach	20,300	742
Nike, Class B	8,200	554
		1,296
Total Consumer Discretionary		23,886
CONSUMER STAPLES 11.1%		
Beverages 2.6%		
Coca-Cola	53,340	2,673
PepsiCo	50,250	3,063
		5,736
Food & Staples Retailing 2.5%		
CVS Caremark	28,739	843
Kroger	27,700	545
Sysco	18,800	537
Wal-Mart	57,860	2,781
Walgreen	20,300	542
Whole Foods Market (1)	6,300	227
		5,475
Food Products 1.0%		
Archer-Daniels-Midland	8,600	222
Campbell Soup	12,700	455
Dean Foods (1)	8,600	87

Kellogg	11,000	553
Kraft Foods, Class A	29,887	837
		2,154
Household Products 3.1%		
Clorox	11,500	715
Colgate-Palmolive	5,185	408
Kimberly-Clark	19,400	1,176
Procter & Gamble	78,090	4,684
		6,983
Personal Products 0.4%		
Avon	31,000	822
		822
Tobacco 1.5%		
Altria Group	34,500	691
Philip Morris International	58,110	2,664
		3,355
Total Consumer Staples		24,525
ENERGY 11.3%		
Energy Equipment & Services 2.1%		
Baker Hughes	20,836	866
Diamond Offshore Drilling	1,700	106
FMC Technologies (1)	12,480	657
Halliburton	8,800	216
Schlumberger	40,480	2,240
Smith International	11,800	445
		4,530
Oil, Gas & Consumable Fuels 9.2%		
Anadarko Petroleum	4,300	155
Chevron	51,672	3,507

TD Ameritrade (1)	11,700	179
		5,954
Commercial Banks 3.2%		
BB&T	6,800	179
Fifth Third Bancorp	37,600	462
KeyCorp	13,100	101
Marshall & Ilsley	43,600	313
PNC Financial Services	13,600	768
Regions Financial	51,300	338
SunTrust	3,400	79
U.S. Bancorp	56,500	1,263
Wells Fargo	134,959	3,455
Zions Bancorp	7,500	162
		7,120
Consumer Finance 0.5%		
American Express	25,400	1,008
SLM Corporation (1)	10,300	107
		1,115
Diversified Financial Services 4.7%		
Bank of America	244,461	3,513
CIT (1)	4,200	142
Citigroup (1)	484,300	1,821
CME Group	900	253
IntercontinentalExchange (1)	2,200	249
JPMorgan Chase	101,500	3,716
Moody's	18,600	370
NYSE Euronext	12,400	343
		10,407
Insurance 3.4%		
AFLAC	5,200	222
Allstate	10,000	287

Aon	17,400	646
Berkshire Hathaway, Class B (1)	30,900	2,463
Chubb	12,700	635
Hartford Financial Services	6,800	151
Loews	10,200	340
Marsh & McLennan	12,700	286
MetLife	27,100	1,023
Prudential Financial	15,300	821
The Travelers Companies	10,159	500
		7,374
Real Estate Investment Trusts (REITs) 0.9%		
Avalonbay Communities, REIT	4,600	429
Boston Properties, REIT	5,600	400
Kimco Realty, REIT	9,300	125
Simon Property Group, REIT	11,320	914
		1,868
Total Financials		33,838
HEALTH CARE 12.2%		
Biotechnology 1.6%		
Amgen (1)	25,300	1,331
Biogen Idec (1)	7,000	332
Celgene (1)	16,100	818
Cephalon (1)	2,700	153
Gilead Sciences (1)	25,360	870
Vertex Pharmaceuticals (1)	2,800	92
		3,596
Health Care Equipment & Supplies 2.1%		
Baxter International	13,100	532
Boston Scientific (1)	24,100	140
C.R. Bard	4,300	333

CareFusion (1)	8,350	190
Covidien	9,150	368
Dentsply International	6,500	194
Hospira (1)	3,300	190
Intuitive Surgical (1)	1,100	347
Medtronic	17,600	638
St. Jude Medical (1)	13,500	487
Stryker	11,800	591
Zimmer (1)	10,600	573
		4,583

Health Care Providers & Services 2.3%

Cardinal Health	4,800	161
CIGNA	13,700	425
DaVita (1)	4,500	281
Express Scripts (1)	19,400	912
Humana (1)	1,700	78
McKesson	11,000	739
Medco (1)	9,400	518
Tenet Healthcare (1)	53,600	233
UnitedHealth	35,300	1,002
WellPoint (1)	15,900	778
		5,127

Life Sciences Tools & Services 0.4%

Life Technologies (1)	6,900	326
Thermo Fisher Scientific (1)	7,100	348
Waters Corporation (1)	3,600	233
		907

Pharmaceuticals 5.8%

Abbott Laboratories	28,000	1,310
Allergan	8,200	478
Bristol Myers Squibb	36,200	903
Eli Lilly	20,900	700

Building Products 0.1%		
Masco	16,200	174
		174
Commercial Services & Supplies 0.6%		
Cintas	7,100	170
Republic Services	36,640	1,090
		1,260
Construction & Engineering 0.2%		
Fluor	7,100	302
Foster Wheeler (1)	7,900	166
Quanta Services (1)	3,200	66
		534
Electrical Equipment 1.1%		
Cooper Industries	9,900	436
Emerson Electric	33,700	1,472
Rockwell Automation	12,700	623
		2,531
Industrial Conglomerates 2.8%		
3M	22,000	1,738
GE	248,500	3,583
McDermott International (1)	9,100	197
Textron	19,800	336
Tyco International	10,100	356
		6,210
Machinery 0.9%		
Danaher	20,000	742
Ingersoll-Rand	9,700	335
Joy Global	4,500	225
PACCAR	16,600	662
		1,964

Professional Services 0.0%		
Robert Half International	3,240	76
		76
Road & Rail 0.8%		
CSX	10,700	531
Ryder System	4,300	173
Union Pacific	14,900	1,036
		1,740
Trading Companies & Distributors 0.2%		
Fastenal	7,500	377
		377
Total Industrials & Business Services		23,892
INFORMATION TECHNOLOGY 18.8%		
Communications Equipment 2.3%		
Cisco Systems (1)	125,300	2,670
JDS Uniphase (1)	26,800	264
Juniper Networks (1)	21,200	484
Qualcomm	49,400	1,622
		5,040
Computers & Peripherals 4.4%		
Apple (1)	22,100	5,559
Dell (1)	34,800	420
EMC (1)	42,000	768
Hewlett-Packard	61,300	2,653
NetApp (1)	8,300	310
		9,710
Electronic Equipment, Instruments & Components 0.6%		
Agilent Technologies (1)	10,100	287
Corning	36,900	596

First Solar (1)	900	102
Tyco Electronics	16,450	418
		1,403
Internet Software & Services 1.8%		
Akamai Technologies (1)	8,700	353
eBay (1)	12,500	245
Google, Class A (1)	6,700	2,981
VeriSign (1)	11,900	316
		3,895
IT Services 3.3%		
Accenture, Class A	8,630	333
Automatic Data Processing	13,950	562
Computer Sciences	5,500	249
Fidelity National Information	6,100	164
Fiserv (1)	4,900	224
IBM	31,400	3,876
MasterCard, Class A	2,700	539
Paychex	5,400	140
Visa, Class A	11,900	842
Western Union	23,600	352
		7,281
Semiconductor & Semiconductor Equipment 2.5%		
Advanced Micro Devices (1)	56,600	414
Analog Devices	9,100	254
Applied Materials	70,200	844
Intel	54,900	1,068
KLA-Tencor	4,000	111
MEMC Electronic Materials (1)	5,700	56
Micron Technology (1)	120,700	1,025
National Semiconductor	54,100	728
NVIDIA (1)	91,600	935

Texas Instruments	4,800	112
		5,547
Software 3.9%		
Autodesk (1)	12,400	302
CA	47,300	870
Electronic Arts (1)	9,800	141
Intuit (1)	14,200	494
McAfee (1)	29,300	900
Microsoft	228,100	5,249
Red Hat (1)	20,700	599
		8,555
Total Information Technology		41,431
MATERIALS 3.0%		
Chemicals 1.4%		
Dow Chemical	18,500	439
DuPont	14,200	491
Monsanto	18,800	869
Potash Corporation of Saskatchewan	1,600	138
Praxair	8,300	631
Sherwin-Williams	6,000	415
Sigma Aldrich	1,700	85
		3,068
Construction Materials 0.2%		
Vulcan Materials	9,400	412
		412
Metals & Mining 1.1%		
Agnico-Eagle Mines	5,100	310
Barrick Gold	7,400	336
Cliffs Natural Resources	4,100	193
Freeport-McMoRan Copper & Gold	15,144	895

Nucor	10,100	387
U.S. Steel	7,600	293
		2,414
Paper & Forest Products 0.3%		
International Paper	18,800	426
Weyerhaeuser	9,500	334
		760
Total Materials		6,654
TELECOMMUNICATION SERVICES 2.7%		
Diversified Telecommunication Services 1.8%		
AT&T	168,357	4,072
		4,072
Wireless Telecommunication Services 0.9%		
American Tower, Class A (1)	14,817	659
Crown Castle International (1)	12,200	455
NII Holdings, Class B (1)	4,100	133
Sprint Nextel (1)	162,400	689
		1,936
Total Telecommunication Services		6,008
UTILITIES 2.7%		
Electric Utilities 1.4%		
Allegheny Energy	24,200	500
Duke Energy	4,400	70
Entergy	8,900	637
Exelon	19,900	756
FirstEnergy	5,700	201
NextEra Energy	4,400	215
Pepco	6,000	94

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $198,922)	$	220,434
Dividends and interest receivable		282
Receivable for shares sold		173
Receivable for investment securities sold		82
Other assets		30
Total assets		221,001
Liabilities		
Payable for shares redeemed		446
Payable for investment securities purchased		154
Investment management fees payable		96
Due to affiliates		30
Variation margin payable on futures contracts		19
Other liabilities		39
Total liabilities		784
NET ASSETS	$	220,217
Net Assets Consist of:		
Undistributed net investment income	$	1,868
Accumulated undistributed net realized loss		(51,035)
Net unrealized gain		21,417
Paid-in capital applicable to 18,519,145 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		247,967
NET ASSETS	$	220,217
NET ASSET VALUE PER SHARE		
Investor Class		
($212,996,917 / 17,909,262 shares outstanding)	$	11.89
Advisor Class		
($6,318,087 / 533,864 shares outstanding)	$	11.83
R Class		
($901,643 / 76,019 shares outstanding)	$	11.86

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/10
Investment Income (Loss)		
Dividend income		$ 2,159
Expenses		
Investment management		603
Shareholder servicing		
Investor Class	$ 104	
Advisor Class	4	
R Class	1	109
Rule 12b-1 fees		
Advisor Class	9	
R Class	2	11
Prospectus and shareholder reports		
Investor Class	13	
Advisor Class	3	16
Custody and accounting		108
Registration		42
Legal and audit		10
Directors		3
Miscellaneous		6
Total expenses		908
Net investment income		1,251
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		1,503
Futures		(101)
Net realized gain		1,402
Change in net unrealized gain (loss)		
Securities		(20,954)
Futures		(108)
Change in net unrealized loss		(21,062)
Net realized and unrealized loss		(19,660)
DECREASE IN NET ASSETS FROM OPERATIONS		$ (18,409)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/10	Year Ended 12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,251	$ 2,816
Net realized gain (loss)	1,402	(17,622)
Change in net unrealized gain (loss)	(21,062)	70,250
Increase (decrease) in net assets from operations	(18,409)	55,444
Distributions to shareholders		
Net investment income		
Investor Class	–	(2,655)
Advisor Class	–	(56)
R Class	–	(6)
Decrease in net assets from distributions	–	(2,717)
Capital share transactions*		
Shares sold		
Investor Class	27,713	46,699
Advisor Class	1,296	4,272
R Class	488	458
Distributions reinvested		
Investor Class	–	997
Advisor Class	–	56
R Class	–	4
Shares redeemed		
Investor Class	(25,394)	(39,091)
Advisor Class	(938)	(6,524)
R Class	(269)	(114)
Increase in net assets from capital share transactions	2,896	6,757
Net Assets		
Increase (decrease) during period	(15,513)	59,484
Beginning of period	235,730	176,246
End of period	$ 220,217	$ 235,730
Undistributed net investment income	1,868	617

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund—Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund—R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date.

Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments and the right to reclaim or obligation to return collateral executed with the same counterparty under a master netting arrangement. As of June 30, 2010, the fund held equity futures with cumulative unrealized loss of $95,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended June 30, 2010, the fund recognized $101,000 of realized loss on Futures and a $108,000 change in unrealized loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2010, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Other Purchases and sales of portfolio securities other than short-term securities aggregated $47,025,000 and $43,354,000, respectively, for the six months ended June 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $578,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $41,259,000 of unused capital loss carryforwards, which expire: $15,310,000 in fiscal 2016 and $25,949,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $198,922,000. Net unrealized gain aggregated $21,417,000 at period-end, of which $31,834,000 related to appreciated investments and $10,417,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses previously reimbursed by the manager in the amount of $11,000 remain subject to repayment at June 30, 2010. For the six months ended June 30, 2010, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $64,000 for T. Rowe Price Services, Inc.; and $7,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,227,569 shares of the fund, representing 7% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (including any reductions of the management fee rate as a result of any applicable fee waivers or expenses paid by the Adviser) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, the total expense ratio for the Advisor Class was at or below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010